                                                                      Exh. 10.36

                 FIFTH AMENDMENT, WAIVER AND COLLATERAL RELEASE

          This Fifth Amendment, Waiver and Collateral Release (this "Waiver") is entered into as of September 3, 2003, by and among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the Guarantors listed on the signature pages hereof, the financial institutions and other entities party hereto (the "Lenders") and BNP PARIBAS, as Administrative Agent for the Lenders (the "Administrative Agent").

                                    RECITALS

          A. The Borrower, the Lenders, the Administrative Agent, Harris Trust & Savings Bank, as syndication agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as documentation agent, are parties to that certain Credit Agreement dated as of November 30, 2001 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

          B. The Borrower has informed the Administrative Agent that it intends to sell its Florida broadline foodservice operations and nine of the fourteen Smart & Final stores located in Florida (such nine stores, the "Florida Stores") to GFS Holding Inc., a Michigan corporation ("GFS"), and certain of GFS's subsidiaries for a total purchase price of approximately $28 million in cash and the assumption of approximately $30 million of lease liabilities with respect to eight of the Florida Stores. The transaction will be structured as a sale of the stock of Henry Lee Company and a sale or sublease, as applicable, of the Florida Stores and the assets comprising the Orlando, Florida foodservice unit, and will also include the sale of three Synthetic Lease Properties for a total purchase price of approximately $14,340,000 (collectively, the "Sale Transaction"). The assets to be sold in the Sale Transaction are set forth on Annex A hereto (such assets, the "Sale Assets").

          C. The Borrower has further informed the Administrative Agent that the Subsidiaries of Henry Lee Company will be transferred to American Foodservice Distributors prior to the consummation of the Sale Transaction. Such transfer will violate the provisions of Section 4.1(b)(viii) of the Pledge Agreement.

          D. The Borrower has also informed the Administrative Agent that on August 16, 2003, it closed the remaining five of the fourteen stores located in Florida and two additional non-operating properties located in Florida, all of which are identified on Annex B hereto (such stores, the "Closed FL Stores"). The Borrower intends to find replacement tenants to assume the leases with respect to the Closed FL Stores or otherwise dispose of the Closed FL Stores at an indeterminate date.

          E. Section 6.02(d) of the Credit Agreement prohibits sales of assets by the Loan Parties except under certain circumstances. Under Section 6.02(d)(iii), the Loan Parties may sell assets if the purchase price for the asset being sold is paid solely in cash (the "Cash Requirement") and the aggregate purchase price paid to all of the Loan Parties for such asset and all other assets sold by the Loan Parties during the same Fiscal Year pursuant to Section 6.02(d)(iii) does not exceed $7,500,000 in any Fiscal Year and $15,000,000 during the term of the Credit Agreement (the "Proceeds Limitation"). In addition, Section 6.02(d)(v) permits sales of Synthetic Lease Properties so long as the purchase price thereof does not exceed $5,000,000 (the "Five Million Dollar Limitation"). The Sale Transaction does not, and the disposition of the Closed FL Stores may not, meet the requirements of Section 6.02(d)(iii) and 6.02(d)(v).

          F. In connection with the Sale Transaction, the Borrower intends to amend the Synthetic Lease Documents to provide that (i) the period for acquiring replacement properties shall be increased from 60 days to 180 days and (ii) the failure to acquire a replacement property within that time period shall not constitute an event of default under the Synthetic Lease Documents so long as the cash proceeds from the sale of any Synthetic Lease Properties are held as collateral for the obligations under the Synthetic Lease Documents. Such an amendment may violate Section 6.02(j)(iv) of the Credit Agreement, which prohibits amendments of the Synthetic Lease Documents in any manner which is materially adverse to the Lenders.

          G. The Borrower has requested that the Lenders and the Administrative Agent (i) consent to the transfer of the three Subsidiaries of Henry Lee Company to American Foodservice Distributors, (ii) consent to the Sale Transaction and the release of Henry Lee Company from all of its obligations under the Loan Documents, (iii) consent to the disposition of the Closed FL Stores, (iv) agree to waive the Cash Requirement and the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of Section 6.02(d)(v) in connection with the Sale Transaction and the disposition of the Closed FL Stores, (v) consent to the amendment of the Synthetic Lease Documents to (A) increase the period for acquiring replacement properties from 60 days to 180 days and (B) provide that the failure to acquire a replacement property within that time period shall not constitute an event of default under the Synthetic Lease Documents so long as the cash proceeds from the sale of any Synthetic Lease Properties are held as collateral for the obligations under the Synthetic Lease Documents and (vi) release the Lien granted to the Administrative Agent under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Sale Assets.

          H. The Administrative Agent and the Lenders have agreed to (i) consent to the transfer of the three Subsidiaries of Henry Lee Company to American Foodservice Distributors, (ii) consent to the Sale Transaction and the release of Henry Lee Company from all of its obligations under the Loan Documents, (iii) consent to the disposition of the Closed FL Stores, (iv) waive the Cash Requirement and the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of Section 6.02(d)(v) in connection with the Sale Transaction and the disposition of the Closed FL Stores, (v) consent to the amendment of the Synthetic Lease Documents to (A) increase the period for acquiring replacement properties from 60 days to 180 days and (B) provide that the failure to acquire a replacement property within that time period shall not constitute an event of default under the Synthetic Lease Documents so long as the cash proceeds from the sale of any Synthetic Lease Properties are held as collateral for the obligations under the Synthetic Lease Documents and (vi) release the Lien granted to the Administrative Agent under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Sale Assets, all as provided hereinbelow.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

          Section 2. Consents. The Administrative Agent and the Lenders hereby consent to:

               (a) the transfer of the three Subsidiaries of Henry Lee Company to American Foodservice Distributors;

               (b) the Sale Transaction;

               (c) the release of Henry Lee Company from all of its obligations under the Loan Documents;

               (d) the disposition of the Closed FL Stores; and

               (e) the amendment of the Synthetic Lease Documents to (A) increase the period for acquiring replacement properties from 60 days to 180 days and (B) provide that the failure to acquire a replacement property within that time period shall not constitute an event of default under the Synthetic Lease Documents so long as the cash proceeds from the sale of any Synthetic Lease Properties are held as collateral for the obligations under the Synthetic Lease Documents.

          Section 3. Amendment of Loan Documents. All Loan Documents to which Henry Lee Company is a party are hereby amended to remove Henry Lee Company as a party.

          Section 4. Waiver of Section 6.02(d)(iii) and Section 6.02(d)(v). In connection with the Sale Transaction and the disposition of the Closed FL Stores, the Lenders hereby waive the Cash Requirement and the Proceeds Limitation of Section 6.02(d)(iii) and the Five Million Dollar Limitation of
Section 6.02(d)(v); provided, that the Net Cash Proceeds from (i) the Sale Transaction (excluding any Net Cash Proceeds received from the sale of any Synthetic Lease Properties to GFS or any of its affiliates which are held as collateral for the obligations of the Borrower under the Synthetic Lease Documents and not used to purchase replacement Synthetic Lease Properties) and
(ii) the disposition of the Closed FL Stores shall be applied in accordance with
Section 2.05(b)(iii), and the Revolving Facility shall be permanently reduced in accordance with Section 2.04(b).

          Section 5. Release of Collateral. Upon the later to occur of (i) consummation of the Sale Transaction and (ii) satisfaction of the conditions precedent set forth in Section 6 hereof (such date, the "Release Date"), the Lenders authorize the Administrative Agent to release its Lien on the Sale Assets. On the Release Date, the Administrative Agent shall, at the expense of the Borrower, promptly return to the Borrower (i) all stock certificates representing the shares of stock of Henry Lee Company pledged to the Administrative Agent pursuant to the Collateral Documents and the executed stock powers related thereto and (ii) any and all instruments, certificates and other documents evidencing any lien, charge or encumbrance on the Sale Assets. In addition, effective on the Release Date, the Administrative Agent authorizes the Borrower and its agents or representatives to file such documents or instruments, including UCC termination statements to terminate the UCC-1 Financing Statements filed against Henry Lee Company, as the Borrower may deem necessary to evidence, effect or confirm the release and termination of any and all Liens created under the Collateral Documents, the Second Mortgages and the Subordinate Security Agreement with respect to the Sale Assets.

          Section 6. Conditions Precedent. The effectiveness of this Waiver is subject to the satisfaction of each of the following conditions precedent:

               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

                    (i) Waiver Documents. This Waiver, a Borrowing Base Certificate (modified as necessary from the form attached as Exhibit K to the Credit Agreement to give pro forma effect to the Sale Transaction), a Pledge Supplement with respect to the transfer of the stock of the three Subsidiaries of Henry Lee Company to American Foodservice Distributors, together with new stock certificates and stock powers executed in blank with respect to the stock of such Subsidiaries, and any other instrument, document or certificate required by the Administrative Agent to be executed or delivered by the Borrower or any other Person in connection with this Waiver, duly executed by such Persons (the "Waiver Documents");

                    (ii) Copies of Sale Documents. True and correct copies of the stock and asset purchase agreements and any other agreements, documents or instruments executed in connection with the Sale Transaction;

                    (iii) Consent of Required Lenders. The written consent of the Required Lenders to this Waiver;

                    (iv) Amendment, Waiver and Release in connection with Synthetic Lease Documents. (A) Copies of the amendment, waiver and release documents with respect to the Synthetic Lease Documents, pursuant to which
     (1) the period for acquiring
     replacement properties shall be increased from 60 days to 180 days, (2) the failure to acquire a replacement property within that time period shall not constitute an event of default under the Synthetic Lease Documents so long as the cash proceeds from the sale of any Synthetic Lease Properties are held as collateral for the obligations under the Synthetic Lease Documents,
     (3) the asset sale covenant in the Synthetic Lease Documents will be amended or waived to permit the Sale Transaction, (4) the Liens on the Sale Assets created by the Synthetic Lease Documents will be released and (5) any other conforming changes to the Synthetic Lease Documents reasonably requested by the Administrative Agent will be made and (B) evidence that such amendment, waiver and release documents have been executed and are in full force and effect;

                    (v) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

               (b) The Administrative Agent shall have received the Net Cash Proceeds of the Sale Transaction on the date of receipt thereof by the Borrower or any of its Subsidiaries.

               (c) The representations and warranties contained herein and in the Credit Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

               (d) All corporate proceedings taken in connection with the transactions contemplated by this Waiver and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Administrative Agent.

               (e) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Waiver.

          Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Waiver, (a) the execution, delivery and performance of this Waiver and any and all other Waiver Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of such earlier date),
(c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (after giving effect to this Waiver), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

          Section 8. Survival of Representations and Warranties. All representations and warranties made in this Waiver or any other Loan Document shall survive the execution and delivery of this Waiver and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

          Section 9. Certain Waivers. The Borrower and each Guarantor hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted pursuant hereto, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom. This Section 9 shall survive the execution and delivery of this Waiver and the other Loan Documents and the termination of the Credit Agreement.

          Section 10. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

          Section 11. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Waiver.

          Section 12. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

          Section 13. Execution. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

          Section 14. Limited Effect. This Waiver relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

          Section 15. Ratification By Guarantors and Henry Lee Company. Each of Henry Lee Company and the other Guarantors hereby agrees to this Waiver, and each of the Guarantors (other than Henry Lee Company) acknowledges that such Guarantor's Guaranty shall remain in full force and effect without modification thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   SMART & FINAL INC.,
                                   as Borrower


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   AMERICAN FOODSERVICE DISTRIBUTORS


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   SMART & FINAL STORES CORPORATION


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   SMART & FINAL OREGON, INC.


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   PORT STOCKTON FOOD DISTRIBUTORS, INC.


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President - Finance

                                   HENRY LEE COMPANY


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President - Finance


                                   AMERIFOODS TRADING COMPANY


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   CASINO FROZEN FOODS, INC.


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   FOODSERVICESPECIALISTS.COM, INC.


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer


                                   OKUN PRODUCE INTERNATIONAL, INC.


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer

                                   HL HOLDING CORPORATION


                                   By: /s/ Richard N. Phegley
                                       -----------------------------------------
                                       Name: Richard N. Phegley
                                       Title: Senior Vice President &
                                              Chief Financial Officer

                                   BNP PARIBAS,
                                   as Administrative Agent and a Lender


                                   By: /s/ Sean T. Conlon
                                       -----------------------------------------
                                       Name: Sean T. Conlon
                                       Title: Managing Director


                                   By: /s/ Janice S. H. Ho
                                       -----------------------------------------
                                       Name: Janice S. H. Ho
                                       Title: Director

                                   HARRIS TRUST & SAVINGS BANK


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   COOPERATIVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK
                                   B.A., "RABOBANK NEDERLAND",
                                   NEW YORK BRANCH


                                   By: /s/ Ian Reece
                                       -----------------------------------------
                                       Name: Ian Reece
                                       Title: Managing Director


                                   By: /s/ Jessalyn Peters
                                       -----------------------------------------
                                       Name: Jessalyn Peters
                                       Title: Executive Director

                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By: /s/ Albert M. Calo
                                       -----------------------------------------
                                       Name: Albert M. Calo
                                       Title: Vice President


                                   By: /s/ Frederic Landriot
                                       -----------------------------------------
                                       Name: Frederic Landriot
                                       Title: Assistant Vice President

                                   COBANK, ACB


                                   By: /s/ S. Richard Dill
                                       -----------------------------------------
                                       Name: S. Richard Dill
                                       Title: Vice President

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By: /s/ Peter Thompson
                                       -----------------------------------------
                                       Name: Peter Thompson
                                       Title: Vice President

                                   U.S. BANK NATIONAL ASSOCIATION


                                   By: /s/ Janet E.Jordan
                                       -----------------------------------------
                                       Name: Janet E. Jordan
                                       Title: Vice President

                                   NATEXIS BANQUE POPULAIRES


                                   By: /s/ Nicolas Regent
                                       -----------------------------------------
                                       Name: Nicolas Regent
                                       Title: Vice President Multinational


                                   By: /s/ Pieter J. van Tulder
                                       -----------------------------------------
                                       Name: Pieter J. van Tulder
                                       Title: Vice President And Manager
                                              Multinational Group

                                   TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   CITY NATIONAL BANK


                                   By: /s/ Robert Louk
                                       -----------------------------------------
                                       Name: Robert Louk
                                       Title: Vice President

                                   RZB FINANCE LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   BANK OF THE WEST


                                   By: /s/ Danny Flores
                                       -----------------------------------------
                                       Name: Danny Flores
                                       Title: Syndications Officer

                                   PREFERRED BANK


                                   By: /s/ Walt Duchanin
                                       -----------------------------------------
                                       Name: Walt Duchanin
                                       Title: Executive Vice President

                                   BANK LEUMI USA


                                   By: /s/ Jacques V. Delvoye
                                       -----------------------------------------
                                       Name: Jacques V. Delvoye
                                       Title: Vice President

                                     ANNEX A
                                   SALE ASSETS

1. Common stock of Henry Lee Company and all of its assets and liabilities, including accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The principal leased real estate is located at: (i) 3301 N.W. 125th Street, Miami, FL, Lots 158 through 172 and lots 173 through 176; (ii) 3305 N.W. 125th Street, Miami, FL, Lots 177 through 179; and (iii) 11150 N.W. 32nd Avenue, Miami, FL.

2. Assets and liabilities of Orlando Foodservice business including accounts receivable, inventory, fixtures and equipment, tradenames, and operating leases. There is no owned real estate. The principal leased real estate is located at 2450 Shrader Avenue, Orlando, FL.

3. Assets and liabilities of nine operating Smart & Final stores in Florida including accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The principal leased real estate is located at: (i) 8000 N.E. 5th Avenue, Miami, FL; (ii) 101 South State Road 7, Hollywood, FL; (iii) 3333 North State Road 7, Lauderdale Lakes, FL; (iv) 2299 S.W. 8th Street, Miami, FL; (v) 1661 Gulf-to-Bay Boulevard, Clearwater, FL; (vi) 3131 Fourth Street, St. Petersburg, FL;
     (vii) 5600 West Flagler Street, Miami, FL; (viii) 2508 North Roosevelt Boulevard, Key West, FL; and (ix) 2535 North Federal Highway, Ft. Lauderdale, FL (which is also a synthetic lease property).

4. Residual collateral interest in three synthetic lease properties: (i) a freezer facility located at 2850 NW 120th Terrace, Miami, FL; (ii) a 1.38 acre parking lot located at N.W. 125th Street and 32nd Avenue, Miami, FL; and (iii) a store property located at 2535 North Federal Highway, Ft. Lauderdale, FL.

                                     ANNEX B
                              CLOSED FLORIDA STORES

1. Assets and liabilities of seven non-operating Smart & Final store properties in Florida including any residual accounts receivable, inventory, fixtures and equipment, and operating leases. There is no owned real estate. The leased real estate is located at: (i) 18351 NW 27th Avenue, Carol City, FL; (ii) 775 West 49th Street, Hialeah, FL; (iii) 7500 West Commercial Blvd., Lauderhill, FL; (iv) 8746 Bird Road, Miami, FL; (v) 12955 Kendall Drive, Miami, FL; (vi) 11350 Pines Boulevard, Pembroke Pines; and (vii) 2020 66th Street North, St. Petersburg, FL.